Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies
Commitments and Contingencies

19. Commitments and Contingencies

(a) Commitments

Operating lease commitments

The Group leases offices under non-cancelable operating lease agreements. Future minimum lease payments under these non-cancelable operating lease agreements with initial terms longer than twelve months are disclosed as maturity of lease liabilities in Note 13.

Capital and other commitments

The Group has no capital commitments or other commitments as of December 31, 2025.

(b) Litigation

In the ordinary course of the business, the Group is subject to periodic legal or administrative proceedings. As of December 31, 2025, there are not major legal or administrative proceedings individually and in the aggregate, which the Group expects would have a material adverse effect on the Group’s business, financial position, results of operations and cash flows.